SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            --------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported) December 18, 2002

                           NEWELL RUBBERMAID INC.
             (Exact Name of Registrant as Specified in Charter)


           Delaware                     1-9608             36-3514169
   (State of Other Jurisdiction       (Commission         (IRS Employer
        of Incorporation)             File Number)       Identification
                                                             No.)


   29 East Stephenson Street  Freeport, Illinois     61032-0943
   (Address Principal Executive Offices)             (Zip Code)

      Registrant's telephone number, including area code: (815) 235-4171







   Item 5.   Other Events.

        On December 17, 2002, Newell Rubbermaid Inc., Barclays Capital Inc., J.P. Morgan Securities Inc., Banc Once Capital Markets, Inc., BNP Paribas Securities Corp. and Commerzbank Capital Markets Corp. entered into an Underwriting Agreement (the "Underwriting Agreement") with respect to the offering and sale of unsecured and unsubordinated notes, consisting of $250,000,000 in 4-5/8% Notes due 2009 (the "Notes") under the Company's shelf Registration Statement on Form S-3 (Registration No. 333-88050). The sale is scheduled to close on December 20, 2002. The Notes will be issued pursuant to an Indenture dated as of November 1, 1995, between Newell Rubbermaid Inc. and JPMorgan Chase Bank (formerly The Chase Manhattan Bank (National Association)), as trustee (as filed with the Securities and Exchange Commission on November 14, 1995, File No. 033-64225).

        A copy of the Underwriting Agreement and the form of 4-5/8% Notes due 2009 are filed as Exhibits 1.1 and 4.1, respectively, to this Report on Form 8-K, and hereby are incorporated by reference herein.


   Item 7.   Financial Statements, Pro Forma Financial Statements and
             Exhibits

             (c)  Exhibits.

                  (1.1) Underwriting Agreement dated December 17, 2002, among Newell Rubbermaid Inc., Barclays
                            Capital Inc., J.P. Morgan Securities Inc.,
                            Banc Once Capital Markets, Inc., BNP Paribas
                            Securities Corp. and Commerzbank Capital
                            Markets Corp.

                  (4.1)     Form of 4-5/8% Notes due 2009.







                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 NEWELL RUBBERMAID INC.


   Date:     December 18, 2002   By:   /s/ Dale L. Matschullat
                                      --------------------------------
                                      Dale L. Matschullat
                                      Vice President - General Counsel







                                EXHIBIT INDEX

          Exhibit No.     Description
          -----------     -----------
          1.1             Underwriting Agreement dated December 17, 2002,
                          among Newell Rubbermaid Inc., Barclays Capital
                          Inc., J.P. Morgan Securities Inc., Banc Once
                          Capital Markets, Inc., BNP Paribas Securities
                          Corp. and Commerzbank Capital Markets Corp.

          4.1             Form of 4-5/8% Notes due 2009